EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Exhibit B
CHANGE MANAGEMENT FORM #4

Program: Support.com SOW #1, Wireless Gateway Support, dated October 1, 2013	PCR No.:
Originator: Joy Park	Date: September 17, 2014
Department: NCO	Phone #: [***]	Title: Exec. Dir. of Contract & Strategy
Locations Impacted: N/A
Requested Implementation Date: July 22, 2014
Estimated Hours: (LOE) N/A	☒ Billable ☐ Non Billable	Billing Rate/Hour: See below.
Fixed Fee Cost (if applicable) See below.
Type of Change: Wireless Gateway Support, Initial New Hire Training, under Section 5.1(c) of SOW#1 to the MSA.
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
As per Section 5.1(c) of SOW #1, the number of “Training Program Hours” for Wireless Networking is increased from [***] to [***] Hours from July 22, 2014 through September 21, 2014 (“Term”). During such Term, the parties will work on adjusting the curriculum for new-hire training programs in order to restore the total number of Training Program Hours to [***] hours following such period. Unless specifically provided in this Change Management Form, all other terms of SOW #1 remain unchanged.

Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	X Training
Operations	Recruiting
Miscellaneous (Please describe below)
Other:
Comcast Authorization (SRT Comcast/LOB POC)
Comcast Representative’s Signature                                                                   /s/ Brian Duffy

Print Name  Brian Duffy                                                                 Date  9/30/14

Support.com, Inc. Authorization:
Support.com Representative’s Signature  /s/ Roop K. Lakkaraju

Print Name Roop K. Lakkaraju

COMCAST and SUPPORT.COM CONFIDENTIAL

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***